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TBCC

                               AMENDMENT AGREEMENT

BORROWER:          V-ONE CORPORATION,
                   A DELAWARE CORPORATION

ADDRESS:           20250 CENTURY BOULEVARD, SUITE 300
                   GERMANTOWN, MARYLAND  20874

DATE:              JUNE 30, 1999


THIS AMENDMENT AGREEMENT (this "Amendment") is entered into as of the above date, between the above borrower (the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 76 Batterson Park Road, Farmington, Connecticut 06032-2591.

TBCC and the Borrower agree to amend and supplement the Loan and Security Agreement between them, dated February 24, 1999, as amended (as amended, the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by TBCC and the Borrower, and all other written documents and agreements between TBCC and the Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1.   AMENDMENTS.  Effective  the  Closing  Date (as  defined  below),  the
Schedule is amended as follows:

      (a) The Term Loan Maturity Date (Section 4 of the Schedule) shall be February 28, 2000.

      (b) The second and third sentences of the second paragraph of Section 1(A) of the Schedule are deleted in their entirety and replaced by the following:

           On the Term Loan Maturity Date, TBCC shall have the option (but not the obligation) to convert the Term Loan to a Revolving Loan. If TBCC agrees to convert the Term Loan to a Revolving Loan and if , on the Term Loan Maturity Date, the principal amount of the outstanding Term Loan exceeds the Revolving Loan Credit Limit, Borrower shall repay the Term Loan in an amount equal to such excess.

      2.   WAIVERS.

      (a) Effective the Closing Date, TBCC waives compliance with Section 5.15 of the Loan Agreement for the fiscal quarter ending June 30, 1999.

      (b) Effective the Closing Date, TBCC waives compliance with Section 6.8 of the Loan Agreement in order to permit the issuance by Borrower of Series C Convertible Preferred Stock, PROVIDED, HOWEVER, that such waiver does not extend to, and shall not be deemed to include, payment of any cash dividends thereon.

      3.   OTHER PROVISIONS.

      (a) The Acquisition Fee (Section 3 of the Schedule) is hereby deleted. Effective the Closing Date, any and all references in the Loan Documents to such Acquisition Fee shall be of no further force or effect.


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TBCC                                                         Amendment Agreement
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      (b)  The Term Note dated  February 24, 1999, in the amount of  $3,000,000, executed by the Borrower in favor of TBCC, is amended in its entirety by a Term Note in the form of EXHIBIT A hereto, to be delivered by Borrower on or prior to the Closing Date. In consideration therefor, the Borrower agrees to pay TBCC a Term Note re-negotiation fee of $150,000 on February 28, 2000. Effective the Closing Date, the Term Note dated February 24, 1999 will be deemed replaced by such new Term Note.

      (c) With respect to any Borrower's delinquent payments of principal or interest due (pursuant to the Amended Term Note dated June 30, 1999) (each such delinquent payment a "Late Payment"), Borrower agrees to pay to TBCC, with respect to each Late Payment, for each day following the contractual due date of such Late Payment through and including the day such Late Payment is rendered to TBCC (the "Forbearance Period"), additional interest on the unpaid principal amount outstanding during the Forbearance Period at a rate equal to 2.0% per annum, pro-rated on a daily basis for each day of such Forbearance Period. Such additional interest shall be due and payable to TBCC immediately upon Borrower's receipt from TBCC of a written statement of the amount due TBCC in accordance with this subsection 3(c).

      (d) In connection with TBCC's security interest in that certain Non-Negotiable Promissory Note dated June 11, 1999, in the amount of $2,000,000, executed by Hai Hua Cheng and Wen Dar Wu (collectively, the "Note Parties") in favor of Borrower (the "Note"), Borrower shall deliver the following to TBCC on or prior to the Closing Date: (i) the Note; and
      (ii) an indorsement (allonge) with respect to such Note.

      (e) Subsequent to closing of the current equity round pursuant to the Letter of Intent from Janney Montgomery Scott dated June 30, 1999, Borrower shall apply 30% of any future equity contributions (regardless of amount, but excluding the exercise of employee stock options and warrants existing as of the date hereof) to reduce the principal balance of the Loans, such payment is not considered a prepayment for purposes of the Prepayment Fee per the Term Note.

      4. CONDITIONS PRECEDENT. The effectiveness of the foregoing amendments shall be subject to the conditions precedent that:

      (a) TBCC shall have received seven-year warrants to purchase 50,000 shares of common stock of the Borrower, on the terms to be set forth in a Stock Subscription Warrant (the "Warrant"), in form and substance satisfactory to TBCC, at an exercise price equal to $3.75 per share. Said warrants shall be deemed fully earned on the date of issuance thereof, shall be in addition to all interest and other fees, and shall be non-refundable;

      (b) Borrower shall have delivered the new Term Note pursuant to subsection 3(b) hereof; and

      (c) Pursuant to subsection 3(d) hereof, Borrower shall have delivered to TBCC the following: (i) the Note, and; (ii) an indorsement (allonge), executed in blank, with respect to such Note.

The date of satisfaction of the foregoing conditions precedent is the "Closing Date".

      5. REPRESENTATIONS TRUE. To induce TBCC to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 4 of the Loan Agreement. For the purposes of this Section 5 each reference in Section 4 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

      6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

      7. GENERAL PROVISIONS. TBCC's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior


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

TBCC                                                         Amendment Agreement
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discussions, representations,  agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment forms part of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.

BORROWER:                               TBCC:

V-ONE CORPORATION                       TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION



By:   /s/ David D. Dawson               By:   /s/ Robert D. Pomeroy, Jr.
      --------------------                    ----------------------------
Title:  CEO                             Title:    Robert D. Pomeroy, Jr.
                                                  Executive Vice President



















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
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                                    TERM NOTE

$3,000,000                  CHICAGO, ILLINOIS              JUNE 30, 1999

      FOR VALUE RECEIVED, V-ONE CORPORATION, a Delaware corporation having its chief executive office and principal place of business at 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874 (the "Borrower"), hereby unconditionally and absolutely promises to pay to the order of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), at TBCC's office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018, or at such other location as TBCC may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal amount equal to $3,000,000, as follows: (i) six consecutive monthly principal installments of $100,000 each, beginning on September 1, 1999 and continuing on the first day of each succeeding month, through and including February 1, 2000; and (ii) one payment of the entire unpaid principal balance of this Note, plus any and all accrued and unpaid interest, on February 28, 2000 (the "Term Loan Maturity Date"). The Borrower further promises to pay interest in like money and funds at TBCC's office specified above (or at such other location as TBCC may from time to time designate) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until paid in full (both before and after judgment), on the first Business Day of each month, and on the Term Loan Maturity Date, at a rate equal to 12.53% per annum, PROVIDED, HOWEVER, that if Borrower fails to pay any principal payment required hereby on the date such principal payment is due and payable, the interest rate hereunder shall be increased by two percent per annum, prorated on a daily basis for each day that such principal payment remains due and payable, through and including the day such principal payment is paid (at which time, unless any other Event of Default has occurred and is continuing, the original interest rate hereunder shall again take effect); and PROVIDED FURTHER that (without duplication of the foregoing interest rate increase) following the occurrence and during the continuance of any Event of Default, the interest rate hereunder shall be increased by two percent per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All capitalized terms used herein which are not defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement between TBCC and Borrower dated February 24, 1999, as amended (as amended, the "Loan Agreement").

      Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due hereunder.

      This Note is entitled to the benefit of all terms and conditions of, and the security of all security interests, liens, mortgages, deeds of trust and rights granted pursuant to, the Loan Agreement and the other Loan Documents, and is subject to optional and mandatory prepayment as provided therein. The principal of this Note may be prepaid, in whole or in part, at the option of the Borrower, upon 3 days' prior notice to TBCC. Partial prepayments hereof shall be applied to the installments of principal hereof in the inverse order of maturity. Accrued interest on any principal amount hereof prepaid shall be due on the prepayment date as to the principal amount hereof prepaid. Any prepayment hereof shall be subject to payment of an additional payment (the "Prepayment Fee") equal to the net present value of all interest that would have accrued through the scheduled maturity date on the principal amount being prepaid (assuming a rate of interest per annum equal to the rate of interest then in effect hereunder on the date of the prepayment) discounted, on a simple interest basis, at the rate of 6% per annum. The Prepayment Fee shall also be due and payable upon any acceleration hereof pursuant to the Loan Agreement.

      Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note may be declared to be or may automatically become immediately due and payable as provided in the Loan Agreement.

      The Borrower acknowledges that the holder of this Note may assign, transfer or sell all or a portion of its rights and interests to and under this Note to one or more Persons as provided in the Loan Agreement and that such Persons shall thereupon become vested with all of the rights and benefits of TBCC in respect hereof as to all or that portion of this Note which is so assigned, transferred or sold.

      In the event of any conflict between the terms hereof and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

      The Borrower and all other parties that at any time may be liable hereupon in any capacity, jointly or severally, waive presentment, demand for payment, protest and notice of dishonor of this Note and authorize the holder hereof, without notice, to increase or decrease the rate of interest on any amount owing under this Note in accordance with the Loan Agreement. The Borrower further waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that TBCC exhaust any rights or take any action against any other Person or any Collateral. The Borrower further hereby waives notice of or proof of reliance by TBCC upon this Note, and the Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Note. The Borrower shall make all payments hereunder and under the Loan Agreement without defense, offset or counterclaim. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. This Note may not be changed orally, but only by an agreement in writing, which is signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.

                        EXHIBIT A TO AMENDMENT AGREEMENT

      THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

      ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER LOAN DOCUMENT BETWEEN THE BORROWER AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

      THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER AND ITS LEGAL COUNSEL DESIGNATED IN THE SCHEDULE, BUT THE FAILURE OF THE BORROWER OR SUCH LEGAL COUNSEL TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF TBCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, TBCC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


                                   V-ONE CORPORATION


                                   By:  /s/ David D. Dawson
                                        ---------------------------



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